 Goldman Sachs 2021 US Financial Services Conference  Perry BebermanEVP & CFO  © 2021 ADS Alliance Data Systems, Inc.  December 7, 2021  Ralph AndrettaPresident & CEO  Val GreerEVP & Chief Commercial Officer  Exhibit 99.2

 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, initiation or completion of strategic initiatives including the including our ability to realize the intended benefits of the spinoff of the LoyaltyOne® segment, future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.  2  Forward-Looking Statements  In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as pre-tax pre-provision earnings. Pre-tax pre-provision earnings is calculated by adding the provision for loan loss to income before taxes. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations.  Financial Measures

4Q 2021 Business Update

New business pipeline remains robust

- Business development success across all products
- Announced multi-year agreement with the NFL
- Bread emphasis is platform investment to scale for further growth in 2022

Momentum for growth in 2022

- Receivables growth in November up ~2% year-over-year
- Early season holiday sales up ~12% versus 2020 with increased in-store activity
- Confident in average receivables growth outlook for 2022

Credit performance remains strong

- Credit performance reflective of disciplined risk management & environment
- Payment rates remain stable and resilient fourth quarter-to-date, leading to a better than expected fourth quarter and full-year NCO rate in the mid-4% range
- Delinquency rate remains steady in the fourth quarter versus the third quarter

© 2021 ADS Alliance Data Systems, Inc.
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Evolving Digital Experience  4    Offering an omnichannel experience through our full suite of products and Enhanced Digital Suite  Frictionless Product Application  Digital & Mobile Engagement

 Goldman Sachs 2021 US Financial Services Conference  Perry BebermanEVP & CFO  © 2021 ADS Alliance Data Systems, Inc.  December 7, 2021  Ralph AndrettaPresident & CEO  Val GreerEVP & Chief Commercial Officer